Income tax benefit	12 Months Ended
Dec. 31, 2018
Income tax benefit
Income tax benefit

Note 10 - Income tax benefit

Accounting policies

Income tax on results for the year, which comprises current tax and changes in deferred tax, is recognized in the income statement, whereas the portion attributable to entries in equity is recognized directly in equity.

Current tax liabilities and current tax receivables are recognized in the statement of financial position as tax calculated on the taxable income for the year adjusted for tax on previous years’ taxable income and taxes paid on account/prepaid.

Deferred tax is measured according to the statement of financial position liability method in respect of temporary differences between the carrying amount and the tax base of assets and liabilities. Deferred tax liabilities are generally recognized for all taxable temporary differences, and deferred tax assets are recognized to the extent that it is probable that taxable profits will be available against which deductible temporary differences can be utilized. Such deferred tax assets and liabilities are not recognized if the temporary difference arises from the initial recognition (other than in a business combination) of other assets and liabilities in a transaction that affects neither the taxable profit nor the accounting profit. In addition, deferred tax liabilities are not recognized if the temporary difference arises from the initial recognition of goodwill.

Deferred tax liabilities are recognized for taxable temporary differences arising on investments in subsidiaries except where the Group is able to control the reversal of the temporary difference and it is probable that the temporary difference will not be reversed in the foreseeable future. Deferred tax assets arising from deductible temporary differences associated with such investments and interest are only recognized to the extent that it is probable that there will be sufficient taxable profits against which to utilize the benefits of the temporary differences and they are expected to be reversed in the foreseeable future.

The carrying amount of deferred tax assets is reviewed at each balance sheet date and reduced to the extent that it is no longer probable that sufficient taxable profits will be available to allow all or part of the asset to be recovered.

This judgment is made on an ongoing basis and is based on recent historical losses carrying more weight than factors such as budgets and business plans for the coming years, including planned commercial initiatives. The creation and development of therapeutic products within the biotechnology and pharmaceutical industry is subject to considerable risks and uncertain- ties. With exception of the one-off gain driven by the sale of Sanofi royalties and milestones in 2018, Zealand has so far reported significant losses and, consequently, has unused tax losses. Management has concluded that deferred tax assets should not be recognized at December 31, 2018 or 2017.

The tax assets are currently not deemed to meet the criteria for recognition, as Management has determined that it was not probable that future taxable profit would be available against which the deferred tax assets could be utilized.

Deferred tax assets and liabilities are offset when there is a legally enforceable right to set off current tax assets against current tax liabilities, they relate to income taxes levied by the same taxation authority and the Company intends to settle its current tax assets and liabilities on a net basis.

Deferred tax is calculated at the tax rates that are expected to apply in the period when the liability is settled or the asset is realized, based on tax laws and rates that have been enacted or substantively enacted at the balance sheet date.

Income tax receivables are recognized in accordance with the Danish tax credit scheme (Skattekreditordningen). Companies covered by the tax credit scheme may obtain payment of the tax base of losses originating from research and development expenses of up to DKK 25 million.

		Restated	Restated
DKK thousand	2018	2017	2016
Net result for the year before tax	625,056	(280,758)	(162,796)
Tax rate	22.0%	22.0%	22.0%
Expected tax expenses/(benefit)	137,512	(61,767)	(35,815)
Difference in tax rate in subsidiary	9	0	0
Adjustment for nondeductible expenses	56	62	100
Adjustment for exercised warrants	2,228	1,732	36
Adjustment for R&D super deduction	(1,427)	0	0
Tax effect on exercise of warrants	(8)	(688)	(2,864)
Tax effect on expired warrants	(151)	4,407	0
Change in tax assets (not recognized)	(94,445)	50,754	33,043
Total income tax expense/benefit	43,774	(5,500)	(5,500)

Breakdown of unrecognized deferred tax assets:
Tax losses carried forward (available indefinitely)	580,932	873,515	722,186
Research and development expenses	136,755	210,148	145,822
Rights	35,849	43,019	43,019
Non-current assets	50,308	67,590	62,953
Other	79,986	104,377	102,074
Total temporary differences	883,830	1,298,649	1,076,054
Tax rate	22%	22%	22%
Calculated potential deferred tax asset at local tax rate	194,443	285,703	236,732
Write-down of deferred tax asset	(194,443)	(285,703)	(236,732)
Recognized deferred tax asset	0	0	0

As a consequence of tax losses from previous years, no deferred net tax assets have been recognized. Deferred tax reductions (tax assets) have not been recognized in the consolidated statement of financial position due to uncertainty as to when and whether they can be utilized.

Under Danish tax legislation, Zealand was eligible to receive DKK 5.5 million in 2017 and 2016 in cash relating to the surrendered tax loss of DKK 156.5 million for 2017 and DKK 81.5 million for 2016 based on qualifying research and development expenses. These tax receipts comprise the entire current tax benefit in 2017 and 2016 respectively.

As a consequence of the sale of future royalties and milestones in 2018, Zealand is no longer eligible to receive up to DKK 5.5 million in income tax benefit for 2018. The sale of future royal- ties and milestones in 2018 are considered to be a one-off transaction.

As a result of the taxable income for the year, Zealand recognized an income tax expense of DKK 43.7 million, after utilization of a portion of the unrecognized deferred tax asset.